UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2004

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina
28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (704) 847-6961

Item 9.   Regulation FD Disclosure

On August 5, 2004, Family Dollar Stores, Inc. issued a news release with respect to the reporting of sales, including sales for the four week period ended July 31, 2004.  A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FAMILY DOLLAR STORES, INC
(Registrant)

Date:	August 5, 2004	By:	/s/ George R. Mahoney, Jr.
George R. Mahoney, Jr.
Executive Vice President-General Counsel

Exhibit Index

Exhibit No.	Item

99	News Release dated August 5, 2004